UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 14, 2024

MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston ,TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 14, 2024, the Company held a Special Meeting of Stockholders (the "Special Meeting"). As of December 26, 2023, the record date for the Special Meeting, there were 33,412,696 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Special Meeting, of which 13,357,488 shares, or 39.97%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of our common stock are entitled to one vote for each share held. The proposals are described in greater detail in the Definitive Proxy Statement of the Company (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on January 16, 2024, the relevant portions of which are incorporated herein by reference. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Special Meeting.

Each of the proposals summarized below were approved by the Company's stockholders.

Proposal 1. The NASDAQ Proposal- The Company's stockholders approved the issuance of up to 14,089,672 shares of common stock upon the exercise of certain warrants issued in a private placement that closed on December 26, 2023, as contemplated by Nasdaq Listing Rules 5635(d), as described in more detail in the Proxy Statement, by the following vote:

Votes For	Votes Against	Abstain
5,627,617	2,945,357	4,784,514

Proposal 2. Approve an Adjournment - The Company's stockholders approved an adjournment, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, by the following vote:

Votes For	Votes Against	Abstain
10,413,712	2,866,539	77,237

Other than the two proposals summarized above, no other item of business was submitted at the Special Meeting for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date: February 14, 2024 By: /s/ Jonathan P. Foster Jonathan P. Foster Chief Financial Officer